Exhibit 99.1

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September 24, 2014

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Investar Holding Corporation Accomplishments
Since commencing operations in June 2006, Investar has successfully established a profitable commercial bank in multiple growth markets:
Firmly Established in Four Key Louisiana Markets
High Quality Organic Loan Portfolio
Very Strong Growth Complemented by Two Successful Acquisitions
Key Areas Staffed with Experienced Bankers
Nimble Institution Able to Shift Resources as Customers’ Demands Change

Franchise Overview Franchise History June 2006 June 2006 – Chartered with an initial capitalization of $10.1 million FY 2008 FY 2008 – Achieved profitability in second full year of operations May 2009 – Opened second branch in May 2009 Baton Rouge 2H 2011 – Opened two additional branches in Baton Rouge Market October 2011 October 1, 2011 – Acquired South Louisiana Business Bank December 2012 – Entered the New Orleans market through the purchase December 2012 of two closed branch locations and hiring of local bankers May 2013 – Entered the Hammond May 2013 market through the acquisition of First Community Bank July 2013 – Entered Lafayette market July 2013 by opening a de novo branch July 2014 – Successfully completed July 2014 IPO August 2014 August 2014 – Opened sixth branch in Baton Rouge Market 11 full-service branches in the Baton Rouge, New Orleans, Hammond, and Lafayette markets 165 employees at 6/30/14 One planned branch in 2014 and one in 2015 5-year CAGRs¹ – Assets – 34.8% – Loans – 33.2% – Deposits – 35.2%

Current Strategy Management – Continue to add experienced bankers in new and existing markets Market – Southern Louisiana focus with complementary new market expansion Growth – Leverage existing infrastructure in four markets – Limited de novo branching – Opportunistic, disciplined acquisition strategy Asset Quality – Loan portfolio diversity – Disciplined credit philosophy – legacy delinquencies less than 1% Profitability – Expected to increase as investment in infrastructure has already been made

Attractive Markets – Baton Rouge

INVESTAR HOLDING CORPORATION

- **Baton Rouge is Louisiana's second largest market by deposits and is the state capital**
  - The farthest inland deep-water port on the Mississippi River, Baton Rouge is a major center of commercial and industrial activity, especially for the chemical and gas industry
  - Center for research and development, renewable energy sources, transportation, construction, and distribution. IBM announced in March 2013 plans to locate a service center in downtown Baton Rouge resulting in 800 new direct jobs
  - In the July/August 2013 issue, *Business Facilities* magazine ranked Baton Rouge the No. 1 metro area in the United States for Economic Growth Potential

Deposit Market Share

Rank	Institution (ST)	Branches	Deposits ($mm)	Market Share (%)
1	JPMorgan Chase & Co. (NY)	34	$6,853	38.4%
2	Capital One Financial Corp. (VA)	28	3,140	17.6
3	Hancock Holding Co. (MS)	32	2,002	11.2
4	Regions Financial Corp. (AL)	27	1,831	10.3
5	IBERIABANK Corp. (LA)	10	561	3.1
6	**Investar Holding Corp. (LA)**	**5**	**327**	**1.8**
7	American Gateway Finl Corp. (LA)	10	265	1.5
8	Bus. First Bancshares Inc. (LA)	1	259	1.5
9	First Guaranty Bancshares Inc. (LA)	5	225	1.3
10	Citizens Bancorp. Inc. (LA)	7	202	1.1
	Total For Institutions In Market	**245**	**17,848**	

- **March 31, 2014 Deposits: $355.2 million**
- **March 31, 2014 Loans: $195.7**

Market Share Opportunity


Investar
2%
Small & Mid-size Banks
32%
Large Banks
66%

Total Deposits: $18.0 Billion

Note: Large banks defined as having over $50 billion in assets
Source: SNL Financial; Deposit data as of June 30, 2013

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Attractive Markets – New Orleans

- **New Orleans is Louisiana's largest city by population and deposits**
  - Economy is driven by the hospitality and tourism industries – in 2012, nine million visitors spent a record $6.0 billion in New Orleans
  - Fifth largest port in the United States by cargo tonnage and becoming a major port for the cruise industry, currently ranked the sixth largest U.S. cruise port
  - In April, 2013, *Bloomberg Rankings* ranked the New Orleans metropolitan area No. 2 in its list of Top 12 American Boomtowns, and *Forbes* ranked New Orleans sixth in its October 2013 listing of cities creating the most middle class jobs

Deposit Market Share

Rank	Institution (ST)	Branches	Deposits ($mm)	Market Share (%)
1	Capital One Financial Corp. (VA)	53	10,391	32.4%
2	Hancock Holding Co. (MS)	45	4,927	15.4
3	JPMorgan Chase & Co. (NY)	37	4,692	14.6
4	Regions Financial Corp. (AL)	34	2,380	7.4
5	First NBC Bank Holding Co. (LA)	26	2,289	7.1
6	IBERIABANK Corp. (LA)	23	1,515	4.7
7	Gulf Coast B&TC (LA)	15	801	2.5
8	Fidelity Homestead SB (LA)	15	679	2.1
9	CB&T Holding Corp. (LA)	3	667	2.1
10	First Trust Corp. (LA)	8	507	1.6
26	**Investar Holding Corp. (LA)**	**3**	**60**	**0.2**
	Total For Institutions In Market	**364**	**32,050**	

- **March 31, 2014 Deposits: $81.5 million**

  March 31, 2014 Loans: $110.8 million

Market Share Opportunity


Investar
<1%
Small & Mid-size
Banks
45%
Large Banks
55%

Total Deposits: $32.0 Billion

Note: Large banks defined as having over $50 billion in assets
Source: SNL Financial; Deposit data as of June 30, 2013

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Attractive Markets – Hammond Hammond is the commercial hub of a large agricultural segment of Louisiana – Home to Southeastern Louisiana University (14,000 undergraduates) – The economy has evolved from primarily agricultural to a major distribution hub – Home to several large distribution centers including Wal-Mart, Home Depot and Winn Dixie Deposit Market Share Deposits Market Rank Institution (ST) Branches ($mm) Share (%)
1 First Guaranty Bancshares Inc. (LA) 8 630 39.4%
2 Hancock Holding Co. (MS) 6 193 12.1
3 First NBC Bank Holding Co. (LA) 4 181 11.3
4 FPB Financial Corp. (LA) 4 166 10.4
5 Regions Financial Corp. (AL) 4 136 8.5
6 Capital One Financial Corp. (VA) 2 73 4.6
7 First Trust Corp. (LA) 2 64 4.0
8 JPMorgan Chase & Co. (NY) 2 56 3.5 9 Investar Holding Corp. (LA) 1 51 3.2 10 Fidelity Homestead SB (LA) 2 23 1.4 Total For Institutions In Market 39 1,599 March 31, 2014 Deposits: $83.8 million March 31, 2014 Loans: $56.1 million Market Share Opportunity Total Deposits: $1.6 Billion

Attractive Markets – Lafayette

- **Lafayette is Louisiana's third largest city by population and deposits**
  - The economy is historically driven by the oil and gas industry, but healthcare now provides the most private sector jobs
  - Experiencing economic diversification as the healthcare sector grows and companies such as Bell Helicopter open plants in Lafayette
  - In *Area Development* magazine's 2013 "Leading Locations" study focusing on U.S. cities emerging from the recession, Lafayette received the top overall ranking due to the growth of the healthcare industry, including the completion and renovation of two medical centers and an unemployment rate of 3.5%

Deposit Market Share

Rank	Institution (ST)	Branches	Deposits ($mm)	Market Share (%)
1	IBERIABANK Corp. (LA)	29	2,725	27.3%
2	JPMorgan Chase & Co. (NY)	19	1,205	12.1
3	MidSouth Bancorp Inc. (LA)	17	640	6.4
4	Capital One Financial Corp. (VA)	10	624	6.3
5	Hancock Holding Co. (MS)	9	516	5.2
6	Home Bancorp Inc. (LA)	9	514	5.2
7	Financial Corp. of Louisiana (LA)	10	505	5.1
8	Regions Financial Corp. (AL)	9	448	4.5
9	Gulf Coast Bancshares Inc. (LA)	15	319	3.2
10	Bank of Commerce & TC (LA)	5	291	2.9
35	**Investar Holding Corp. (LA)**	**1**	**6**	**0.1**
	Total For Institutions In Market	**203**	**9,998**	

- **March 31, 2014 Deposits: $43.6 million**

  March 31, 2014 Loans: $15.6 million

Market Share Opportunity


Investar
<1%
Large Banks
23%
Small & Mid-size
Banks
77%

Total Deposits: $10.0 Billion

Note: Large banks defined as having over $50 billion in assets
Source: SNL Financial; Deposit data as of June 30, 2013

9

Growth Has Been the Story millions) Total Assets ($ millions) Total Loans ($

Opportunistic Acquirer

- **Two whole bank transactions since 2011**
- **Processes and infrastructure established to analyze selective opportunities going forward**

South Louisiana Business Bank

- Announced: June, 2011
- Closed: October, 2011
- 1 Branch in Prairieville, LA
- $31.5 million in gross loans[1]
- $38.6 million in deposits[1]

Rationale

- Entered Ascension Parish with 3.4% deposit market share
- Capital accretive
- Management talent

First Community Bank

- Announced: January, 2013
- Closed: May, 2013
- 2 Branches – Hammond and Mandeville, LA
- $77.5 million in gross loans[1]
- $86.5 million in deposits[1]

Rationale

- Recorded bargain purchase gain (86% of book value)
- Initial entrance into Hammond market plus another location in the New Orleans MSA

Current Landscape

- **Focused on existing footprint and complementary markets in Southern Louisiana**
- **63% of Louisiana-headquartered banks < $250 million in assets[2]**
- **83% of Louisiana-headquartered banks < $500 million in assets[2]**

(1) Based on fair values at time of closing
(2) As of March 31, 2014

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Acquisition Strategy Return of investment in 3-5 years Geography primarily in our existing markets in Southern Louisiana We will consider expansion into other markets if presented with an attractive acquisition opportunity Good partners that agree with our culture and strategy Banks with asset size of $500,000,000 and below